Exhibit 10.2

SHAREHOLDERS’ AGREEMENT

dated as of [•], 2012

by and among

CCMP CAPITAL INVESTORS II (AV-3), L.P.,

CCMP CAPITAL INVESTORS (CAYMAN) II, L.P.,

UNITAS CAPITAL INVESTORS (CAYMAN) LTD.,

THE MANAGEMENT SHAREHOLDERS IDENTIFIED HEREIN,

and

EDWARDS GROUP LIMITED

SHAREHOLDERS’ AGREEMENT

This SHAREHOLDERS’ AGREEMENT is entered into as of [•], 2012 (the “Agreement”), by and among CCMP Capital Investors II (AV-3), L.P., a Cayman Islands exempted limited partnership (“AV-3”), CCMP Capital Investors (Cayman) II, L.P., a Cayman Islands exempted limited partnership (“Cayman” and together with AV-3, “CCMP”), Unitas Capital Investors (Cayman) Ltd., a Cayman Islands limited company (“Unitas”), the individuals listed on Schedule A hereto (the “Management Shareholders”), the Persons who from time to time become shareholders of the Company in accordance with the terms of this Agreement and execute and deliver a Joinder Agreement, substantially as set forth on Exhibit A hereto (a “Joinder Agreement”), and Edwards Group Limited, a Cayman Islands exempted company (the “Company”).

RECITALS

WHEREAS, in connection with the consummation of the transactions described in the Registration Statement on Form F-1 (Registration No. 333-180262) of the Company, the Company and certain of its shareholders party hereto desire to address certain provisions regarding (i) registration rights with respect to the Equity Securities (as defined herein), (ii) the composition of the Board of Directors (as defined herein), (iii) restrictions on Transfers (as defined herein) of such Equity Securities, and (iv) certain other rights.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements of the parties hereto, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1            Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

“ADS” means any American depositary share of the Company.

“Adverse Disclosure” means public disclosure of material non-public information that, in the Board of Directors’ good faith judgment, after consultation with independent outside counsel to the Company, (i) would be required to be made in any Registration Statement filed with the SEC by the Company so that such Registration Statement would not be materially misleading; (ii) would not be required to be made at such time but for the filing of such Registration Statement; and (iii) the Company has a bona fide business purpose for not disclosing publicly.

“Agreement” has the meaning set forth in the preamble.

“Affiliate” has the meaning specified in Rule 12b-2 under the Exchange Act for purposes of Section 2.9. For all other purposes under this Agreement, “Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with, such Person. For the purposes of the preceding sentence, “control” shall mean the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise. For the avoidance of doubt, no Person shall be considered an Affiliate as a result of any employment or management arrangement with the Company or any its subsidiaries. The term “Affiliated” has a correlative meaning.

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“Articles” means the Memorandum and Articles of Association of the Company, as may be amended from time to time.

“Board of Directors” means the board of directors of the Company.

“Business Day” means any day except a Saturday, Sunday or other day on which commercial banks in the Cayman Islands, England or New York City are authorized or required by applicable law to close.

“CCMP” has the meaning set forth in the preamble.

“CCMP Group” means CCMP, its Affiliates and the successors and Permitted Transferees of any of the members of CCMP.

“Company” has the meaning set forth in the preamble.

“Company Public Sale” has the meaning set forth in Section 2.3(a).

“Demand Notice” has the meaning set forth in Section 2.1(e).

“Demand Period” has the meaning set forth in Section 2.1(d).

“Demand Registration” has the meaning set forth in Section 2.1(a).

“Demand Registration Statement” has the meaning set forth in Section 2.1(a).

“Demand Suspension” has the meaning set forth in Section 2.1(g).

“Determination Time” means the effective time of a proposed Transfer of Equity Securities.

“Effectiveness Date” means the date on which the Sponsors are no longer subject to any underwriter’s lock-up or other contractual restriction in connection with the Company’s IPO.

“Eligible Amount” has the meaning set forth in Section 2.1(e).

“Eligible Shareholder” means (i) each of the Sponsors and (ii) until the consummation of the First Secondary Offering, any Management Shareholder who owns Registrable Securities. Solely with respect to Section 2.3, “Eligible Shareholder” shall not include any Management Shareholder who owns Registrable Securities if no Sponsor proposes to Transfer all or part of its Registrable Securities under the Registration Statement giving rise to such Piggyback Registration under Section 2.3, nor shall “Eligible Shareholder” include Matthew Taylor and David Smith if the Company Public Sale being effectuated is the IPO.

“Equity Securities” means any equity interest (including any ADS) of the Company. With respect to the defined term “Registrable Securities” and Section 4.3, the “Equity Securities” held by a Management Shareholder shall not include any unexercised stock options or any other unvested equity of the Company.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor thereto, and any rules and regulations promulgated thereunder, all as the same shall be in effect from time to time.

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“FINRA” means the Financial Industry Regulatory Authority, Inc.

“First Secondary Offering” means the first Underwritten Offering consummated following the IPO Date in which a Sponsor proposes to Transfer all or part of its Registrable Securities.

“Holding Period” has the meaning set forth in Section 4.1(a).

“IPO” means the initial registered public offering of Equity Securities taking place on the IPO Date.

“IPO Date” means the date on which the Form F-1 registration statement for the IPO is declared effective by the SEC.

“Loss” has the meaning set forth in Section 2.9(a).

“Management Shareholders” means all of the parties listed on Schedule A hereto (as may be updated from time to time to reflect additional shareholders of the Company who are determined by the Board of Directors to be Management Shareholders hereunder).

“Material Adverse Change” means (i) any general suspension of trading in, or limitation on prices for, securities on any national securities exchange or in the over-the-counter market in the United States; (ii) the declaration of a banking moratorium or any suspension of payments in respect of banks in the United States; (iii) a material outbreak or escalation of armed hostilities or other international or national calamity involving the United States or the declaration by the United States of a national emergency or war or a change in national or international financial, political or economic conditions; and (iv) any event, change, circumstance or effect that is or is reasonably likely to be materially adverse to the business, properties, assets, liabilities, condition (financial or otherwise), operations, results of operations or prospects of the Company and its subsidiaries taken as a whole.

“Ordinary Shares” means the ordinary shares of £0.001 each, of the Company.

“Other Sponsor” has the meaning set forth in Section 4.1(a).

“Permitted Transferee” means: (i) with respect to any Sponsor, (A) an Affiliate of such Person, or (B) any of such Person’s related investment funds, and (ii) with respect to any Management Shareholder, (A) such Management Shareholder’s spouse, parents, children, siblings or grandchildren, (B) the conservators, guardians, executors, administrators, trustee, legatees or beneficiaries of such Management Shareholder, or (C) to a trust, partnership, corporation or limited liability company the beneficiaries of which may include only such Management Shareholder, his or her spouse (or former spouse) or his or her direct descendants (including adopted) or, if at any time after any such Transfer there shall be no then living spouse or direct descendants, then to the ultimate beneficiaries of any such trust or to the estate of a deceased beneficiary; provided, however, that in all cases, such transferee shall have executed a Joinder Agreement.

“Person” means any individual, corporation, body corporate (wherever incorporated), association, unincorporated association, limited liability company, partnership, estate, trust, unincorporated organization or a government state or any agency or political subdivision thereof.

“Piggyback Registration” has the meaning set forth in Section 2.3(a).

“Preemption Notice” has the meaning set forth in Section 2.1(f).

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“Proposed Transferee” has the meaning set forth in Section 4.1(b).

“Prospectus” means the prospectus included in any Registration Statement, all amendments and supplements to such prospectus, including pre- and post-effective amendments to such Registration Statement, any free writing prospectus and all other material incorporated by reference in such prospectus.

“Registrable Securities” means any Equity Securities owned by an Eligible Shareholder and any securities that may be issuable or distributed in respect of any such Equity Securities by way of conversion, dividend, subdivision or other distribution, merger, consolidation, exchange, recapitalization or reclassification or similar transaction; provided, that any such Registrable Securities shall cease to be and / or shall not be considered Registrable Securities to the extent (i) a Registration Statement with respect to the sale of such Registrable Securities has been declared effective under the Securities Act and such Registrable Securities have been disposed of in accordance with the plan of distribution set forth in such Registration Statement, (ii) such Registrable Securities have been distributed pursuant to Rule 144 (or any similar provisions then in force) under the Securities Act, (iii) such Registrable Securities are repurchased by the Company, (iv) any Equity Securities are owned by a Management Shareholder following the consummation of the First Secondary Offering, or (v) such Registrable Securities shall have been otherwise transferred and new certificates for them not bearing a legend restricting transfer under the Securities Act shall have been delivered by the Company and such securities may be publicly resold without Registration under the Securities Act.

“Registration” means a registration with the SEC of the Company’s securities for offer and sale to the public under a Registration Statement. The term “Register” shall have a correlative meaning.

“Registration Expenses” has the meaning set forth in Section 2.8.

“Registration Statement” means any registration statement of the Company filed with, or to be filed with, the SEC under the rules and regulations promulgated under the Securities Act, including the related Prospectus, amendments and supplements to such registration statement, including pre- and post-effective amendments and registration statements filed pursuant to Rule 462(b) under the Securities Act, and all exhibits and all material incorporated by reference in such registration statement.

“Relative Ownership Percentage” means (i) with respect to a Management Shareholder, a fraction (expressed as a percentage), (A) the numerator of which is the number of Equity Securities owned by such Management Shareholder immediately following the Determination Time, and (B) the denominator of which is the number of Equity Securities owned by such Management Shareholder immediately prior to the Determination Time; and (ii) with respect to the Sponsors, a fraction (expressed as a percentage), (A) the numerator of which is the aggregate number of Equity Securities owned by the Sponsors immediately following the Determination Time, and (B) the denominator of which is the aggregate number of Equity Securities owned by the Sponsors immediately prior to the Determination Time.

“Representatives” means, with respect to any Person, any of such Person’s officers, directors, employees, agents, attorneys, accountants, actuaries, consultants, equity financing partners or financial advisors or other Person associated with, or acting on behalf of, such Person.

“Restricted Period” means the period between the IPO Date and the date on which the Sponsors and Management Shareholders are no longer subject to any underwriter’s lock-up or other contractual restriction in connection with the First Secondary Offering.

“SEC” means the Securities and Exchange Commission.

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“Securities Act” means the Securities Act of 1933, as amended, and any successor thereto, and any rules and regulations promulgated thereunder, all as the same shall be in effect from time to time.

“Shareholder” means any holder of Registrable Securities who (i) is a party hereto, (ii) succeeds to rights hereunder pursuant to Section 5.4, or (iii) becomes a party hereto in accordance with the terms and conditions set forth herein.

“Shelf Notice” has the meaning set forth in Section 2.2(a).

“Shelf Period” has the meaning set forth in Section 2.2(b).

“Shelf Registration” means a Registration effected pursuant to Section 2.2.

“Shelf Registration Statement” means a Registration Statement of the Company filed with the SEC on either (i) Form F-3 or Form S-3 (or any successor or similar form or other appropriate form under the Securities Act) or (ii) if the Company is not permitted to file a Registration Statement on Form F-3 or Form S-3, an evergreen Registration Statement on Form F-1 or Form S-1 (or any successor or similar form or other appropriate form under the Securities Act), in each case for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act (or any similar rule that may be adopted by the SEC) covering the Registrable Securities, as applicable.

“Shelf Request” has the meaning set forth in Section 2.2(a).

“Shelf Sale” has the meaning set forth in Section 2.2(e).

“Shelf Seller” has the meaning set forth in Section 2.2(a).

“Shelf Suspension” has the meaning set forth in Section 2.2(c).

“Sponsor” means one of the CCMP Group or the Unitas Group, and “Sponsors” means the CCMP Group and the Unitas Group, collectively.

“Sponsor Director” means any director designated by CCMP or Unitas and elected to the Board of Directors in accordance with Article III.

“Transfer” means, with respect to any Equity Securities, a direct or indirect transfer, sale, exchange, assignment, pledge, hypothecation or other encumbrance or other disposition of such Equity Securities, including the grant of an option or other right, whether directly or indirectly, whether voluntarily, involuntarily or by operation of law; provided, that the term “indirect transfer” shall not include any direct or indirect sale, exchange, assignment, pledge, hypothecation or other encumbrance or other disposition of any interest in CCMP or Unitas, including the grant of an option or other right, whether directly or indirectly, whether voluntarily, involuntarily or by operation of law, in the securities of CCMP or Unitas, as applicable.

“Transferring Sponsor” has the meaning set forth in Section 4.1(a).

“Underwritten Offering” means a Registration in which securities of the Company are sold to an underwriter or underwriters on a firm commitment basis for reoffering to the public.

“Unitas” has the meaning set forth in the preamble.

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“Unitas Group” means Unitas, its Affiliates and the successors and Permitted Transferees of Unitas.

Section 1.2            General Interpretive Principles.

(a)           The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms.

(b)           The words “hereof”, “herein”, “hereunder” and similar words refer to this Agreement as a whole and not to any particular provision of this Agreement; and any subsection, Section, Exhibit, Schedule and Annex references are to this Agreement unless otherwise specified.

(c)           The term “including” is not limiting and means “including without limitation.”

(d)           The captions and headings of this Agreement are for convenience of reference only and shall not affect the interpretation of this Agreement.

(e)           Whenever the context requires, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms.

(f)            For purposes of determining whether any thresholds hereunder have been satisfied and the availability of certain rights under this Agreement, all Equity Securities held by a Sponsor, its Affiliates and its other Permitted Transferees shall aggregate their respective holdings of Equity Securities.

ARTICLE II

REGISTRATION RIGHTS

Section 2.1            Demand Registration.

(a)           Demand by the Sponsors. If, after the Effectiveness Date, there is no currently effective Shelf Registration Statement on file with the SEC, either Sponsor may make a written request to the Company for the Registration of Registrable Securities held by such Sponsors and, subject to Section 2.1(e), any other Eligible Shareholders; provided that, during the Holding Period, such written request shall be made in compliance with Section 4.1(a). Any such requested Registration shall hereinafter be referred to as a “Demand Registration.” Each request for a Demand Registration shall specify the kind and aggregate amount of Registrable Securities to be Registered and the intended methods of disposition thereof. Within thirty (30) days of a request for a Demand Registration, the Company shall file a Registration Statement relating to such Demand Registration (a “Demand Registration Statement”), and shall use its reasonable best efforts to cause such Demand Registration Statement to promptly be declared effective under the Securities Act.

(b)           Limitation on Demand Registrations. Subject to Section 2.1(i) and Section 2.2(e), each of the CCMP Group and the Unitas Group shall each have the right to request up to four (4) Demand Registrations, pursuant to Section 2.1(a).

(c)           Demand Withdrawal. A Sponsor may withdraw its Registrable Securities from a Demand Registration at any time prior to the effectiveness of the applicable Demand Registration Statement. Upon receipt of notices to such effect from the Sponsors that delivered a request for Demand Registration pursuant to Section 2.1(a) or, if applicable, from the Sponsors that delivered a request for inclusion in

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such Demand Registration pursuant to Section 2.1(e), with respect to the applicable Demand Registration Statement, the Company shall cease all efforts to secure effectiveness of the applicable Demand Registration Statement and such Registration nonetheless shall be deemed a Demand Registration for purposes of Section 2.1(b) unless (i) the withdrawing Sponsor or Sponsors shall have paid or reimbursed the Company for all of the reasonable and documented out-of-pocket fees and expenses incurred by the Company in connection with the Registration of such withdrawn Registrable Securities, (ii) the withdrawal is made following the occurrence of a Material Adverse Change or having been notified that the Registration would require the Company to make an Adverse Disclosure or (iii) the withdrawal is pursuant to Section 2.6(d) hereof.

(d)           Effective Registration. The Company shall be deemed to have effected a Demand Registration if the Demand Registration Statement is declared effective by the SEC and remains effective for not less than one hundred eighty (180) days (or such shorter period as will terminate when all Registrable Securities covered by such Demand Registration Statement have been sold or withdrawn), or if such Registration Statement relates to an Underwritten Offering, such longer period as, in the opinion of counsel for the underwriter or underwriters, a Prospectus is required by law to be delivered in connection with sales of Registrable Securities by an underwriter or dealer (the applicable period, the “Demand Period”). No Demand Registration shall be deemed to have been effected if (i) during the Demand Period such Registration is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court, or (ii) the conditions to closing specified in the underwriting agreement, if any, entered into in connection with such Underwritten Offering are not satisfied other than by reason of a wrongful act, misrepresentation or breach of such applicable underwriting agreement by a participating Eligible Shareholder. For the avoidance of doubt, nothing in this Section 2.1(d) shall be deemed to apply to a Shelf Registration, which shall be governed by the provisions set forth in Section 2.2.

(e)           Demand Notice. Promptly upon receipt of any request for a Demand Registration pursuant to Section 2.1(a), but in no event more than two (2) Business Days thereafter, the Company shall deliver a written notice (a “Demand Notice”) of any such Registration request to all other Eligible Shareholders, and the Company shall include in such Demand Registration all such Registrable Securities with respect to which the Company has received written requests for inclusion therein within five (5) Business Days after the date that the Demand Notice has been delivered; provided that to the extent a participating Management Shareholder is an Eligible Shareholder, such Management Shareholder may only include an amount of Registrable Securities that does not result in the Relative Ownership Percentage of the Equity Securities owned by such Management Shareholder immediately following the Determination Time being less than the Relative Ownership Percentage of the Equity Securities owned, in the aggregate, by the Eligible Shareholders who are Sponsors immediately following the Determination Time (with regard to such Management Shareholder, the “Eligible Amount”). All requests made pursuant to this Section 2.1(e) shall specify the aggregate amount of Registrable Securities to be registered and the intended method of distribution of such securities.

(f)            Preemption. If not more than thirty (30) days prior to receipt of any request for a Demand Registration pursuant to Section 2.1(a) the Company shall have (i) circulated to prospective underwriters and their counsel a draft of a Registration Statement for a primary offering of Equity Securities on behalf of the Company, (ii) solicited bids for a primary offering of Equity Securities, or (iii) otherwise reached an understanding with an underwriter with respect to a primary offering of Equity Securities, the Company may preempt the Demand Registration with such primary offering by delivering written notice of such intention (the “Preemption Notice”) to the Sponsor or the Sponsors making a request for a Demand Registration and each of the Eligible Shareholders that delivered a request for inclusion in such Demand Registration pursuant to Section 2.1(e) within five (5) days after the Company has received the request. The period of preemption may be up to forty-five (45) days following the date of the Preemption

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Notice. Notwithstanding anything to the contrary herein, the Company shall not be entitled to exercise its right to preempt a Demand Registration pursuant to this Section 2.1(f) more than one (1) time during any twelve (12)-month period.

(g)           Delay in Filing; Suspension of Registration. If the filing, initial effectiveness or continued use of a Demand Registration Statement at any time would require the Company to make an Adverse Disclosure, the Company may, upon giving prompt written notice of such action to the Sponsors and each of the Eligible Shareholders participating in such Demand Registration pursuant to Section 2.1(e) hereof, delay the filing or initial effectiveness of, or suspend use of, the Demand Registration Statement (a “Demand Suspension”); provided that the Company shall not be permitted to exercise a Demand Suspension (i) more than once during any twelve (12)-month period, or (ii) for a period exceeding thirty (30) days on any one occasion. In the case of a Demand Suspension, the Sponsors and each of the participating Eligible Shareholders agree to suspend use of the applicable Prospectus in connection with any sale or purchase, or offer to sell or purchase, Registrable Securities, upon receipt of the notice referred to above. The Company shall immediately notify the Sponsors and each of the participating Eligible Shareholders upon the termination of any Demand Suspension, amend or supplement the Prospectus, if necessary, so it does not contain any untrue statement or omission and furnish to the Sponsors and each of the participating Eligible Shareholders such numbers of copies of the Prospectus as so amended or supplemented as the Shareholders may reasonably request. The Company agrees, if necessary, to supplement or make amendments to the Demand Registration Statement, if required by the registration form used by the Company for the Demand Registration or by the instructions applicable to such registration form or by the Securities Act or the rules or regulations promulgated thereunder or as may reasonably be requested by the Sponsor(s) that requested such Demand Registration pursuant to Section 2.1(a) hereof.

(h)           Underwritten Offering. If the Sponsors making the request for the Demand Registration agree, such offering of Registrable Securities shall be in the form of an Underwritten Offering; provided, that in the event the Registrable Securities of either of the CCMP Group or the Unitas Group that are requested to be included in any offering pursuant to such Demand Registration Statement are less than fifty percent (50%) of the Registrable Securities to be included in such Demand Registration of the other Sponsor group, then the election of the Person whose group holds such lesser amount of Registrable Securities included in such Demand Registration shall not be required under this Section 2.1(h); provided, further, that the Sponsor requesting such Demand Registration shall have the right to require such offering to be in the form of an Underwritten Offering even if the consent of the other Sponsor would otherwise be required pursuant to this sentence. In the event such offering of Registrable Securities is in the form of an Underwritten Offering, each of the CCMP Group and the Unitas Group shall have the right to select the managing underwriter or underwriters to administer the offering (subject to the first proviso in the first sentence of this Section 2.1(h)); provided that such managing underwriter or underwriters shall be reasonably acceptable to the Company.

(i)            Priority of Securities Registered Pursuant to Demand Registrations. If the managing underwriter or underwriters of a proposed Underwritten Offering of the Registrable Securities included in a Demand Registration (or, in the case of a Demand Registration not being underwritten, the Sponsor that requested such Demand Registration pursuant to Section 2.1(a) hereof), advise the Board of Directors in writing that, in its or their opinion, the number of securities requested to be included in such Demand Registration exceeds the number which can be sold in such offering without being likely to have a significant adverse effect on the price, timing or distribution of the securities offered or the market for the securities offered, the number of Registrable Securities to be included in such Demand Registration shall be allocated, subject to Section 2.1(e) and proviso in Section 4.2, pro rata among the Eligible Shareholders that have requested to participate in such Demand Registration on the basis of the relative number of Registrable Securities then held by each such Eligible Shareholder, to the extent necessary to

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reduce the total number of Registrable Securities to be included in such offering to the number recommended by the managing underwriter or underwriters, or the Sponsor(s) that requested such Demand Registration pursuant to Section 2.1(a) hereof; provided that any Registrable Securities thereby allocated to an Eligible Shareholder that exceed such Eligible Shareholder’s request shall be reallocated among the remaining requesting Eligible Shareholders in like manner. To the extent that any Registrable Securities so requested to be registered are excluded from the offering, then the Sponsor who requested such Demand Registration shall have the right to a total of one (1) additional Demand Registration for each such exclusion under this Section 2.1(i).

Section 2.2            Shelf Registration.

(a)           Filing.  Subject to the last sentence of this Section 2.2(a), at such time as the Company (i) shall have qualified for the use of Form F-3, S-3 or any other form which permits incorporation of substantial information by reference to other documents filed by the Company with the SEC, or (ii) is a “well-known seasoned issuer” as defined in Rule 405 promulgated under the Securities Act and (x) is a “well-known seasoned issuer” under pargraph (1)(i)(A) of such definition or (y) is a “well-known seasoned issuer” under paragraph (1)(i)(B) and is also eligible to register a primary offering of its securities relying on General Instruction I.B.1 of Form F-3 under the Securities Act, upon receipt of a written request (the “Shelf Request”) from a Sponsor or Sponsors that the Company (a “Shelf Seller”) file a Shelf Registration Statement relating to the offer and sale of the Registrable Securities by the Eligible Shareholders, the Company shall (i) within two (2) Business Days of receipt by the Company of the Shelf Request, give notice of such proposed registration to all other Eligible Shareholders (a “Shelf Notice”), and (ii) use its reasonable best efforts, consistent with the terms of this Agreement, to cause the Shelf Registration Statement to be filed with the SEC as soon as practicable (but in no event later than five (5) days of its receipt of the Shelf Request) and to include all Registrable Securities held by such requesting Sponsor(s) to be registered on such form for the offering, together with all or such portion of the Registrable Securities of any other Eligible Shareholder joining in such request as are specified in a written request received by the Company at least two (2) Business Days prior to the closing of the proposed sale; provided that to the extent at the time of any such Shelf Request a Management Shareholder continues to be an Eligible Shareholder, such Management Shareholder may only request the registration of its Registrable Securities up to an amount equal to its applicable Eligible Amount, and (iii) use its reasonable best efforts, consistent with the terms of this Agreement, to cause such Shelf Registration to be declared effective by the SEC as soon as possible. The Company shall not be obligated to effect any registration under the Securities Act or a sale of Registrable Securities under any Shelf Registration Statement requested by a Sponsor under this Section 2.2 if the anticipated aggregate gross offering price of all Registrable Securities to be included therein would be less than $10 million.

(b)           Continued Effectiveness. The Company shall use its reasonable best efforts to keep such Shelf Registration Statement continuously effective under the Securities Act in order to permit the Prospectus forming a part thereof to be usable by the Eligible Shareholders until the earlier of (i) the date as of which all Registrable Securities have been sold pursuant to the Shelf Registration Statement or another registration statement is filed under the Securities Act (but in no event prior to the applicable period referred to in Section 4(3) of the Securities Act and Rule 174 thereunder), and (ii) the date as of which each of the Eligible Shareholders is permitted to sell its Registrable Securities without Registration pursuant to Rule 144 under the Securities Act without volume limitation or other restrictions on transfer thereunder (such period of effectiveness, the “Shelf Period”), in both cases, in accordance with the terms set forth herein. Subject to Section 2.2(c), the Company shall not be deemed to have used its reasonable best efforts to keep the Shelf Registration Statement effective during the Shelf Period if the Company voluntarily takes any action or omits to take any action that would result in the Eligible Shareholders of the Registrable Securities covered thereby not being able to offer and sell any Registrable Securities

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pursuant to such Shelf Registration Statement during the Shelf Period, unless such action or omission is required by applicable law.

(c)           Suspension of Registration. If the continued use of such Shelf Registration Statement at any time would require the Company to make an Adverse Disclosure, the Company may, upon giving at least ten (10) days’ prior written notice of such action to the Eligible Shareholders, suspend use of the Shelf Registration Statement (a “Shelf Suspension”); provided that the Company shall not be permitted to exercise a Shelf Suspension (i) more than one (1) time during any twelve (12)-month period, or (ii) for a period exceeding thirty (30) days on any one (1) occasion. In the case of a Shelf Suspension, the Eligible Shareholders agree to suspend use of the applicable Prospectus in connection with any sale or purchase of, or offer to sell or purchase, Registrable Securities, upon receipt of the notice referred to above. The Company shall immediately notify the Eligible Shareholders upon the termination of any Shelf Suspension, amend or supplement the Prospectus, if necessary, so it does not contain any untrue statement or omission and furnish to the Eligible Shareholders such numbers of copies of the Prospectus as so amended or supplemented as the Eligible Shareholders may reasonably request. The Company agrees, if necessary, to supplement or make amendments to the Shelf Registration Statement, if required by the registration form used by the Company for the Shelf Registration or by the instructions applicable to such registration form or by the Securities Act or the rules or regulations promulgated thereunder or as may reasonably be requested by each of the Sponsors.

(d)           Underwritten Offering. Subject to the last sentence of this Section 2.2(d), if the Sponsors so elect, an offering of Registrable Securities under the Shelf Registration Statement may be in the form of an Underwritten Offering, and the Company shall amend or supplement the Shelf Registration Statement for such purpose; provided that in the event the Registrable Securities of either of the CCMP Group or the Unitas Group included in any offering pursuant to such Shelf Registration Statement are less than fifty percent (50%) of the Registrable Securities of the other Sponsor group included in such offering pursuant to such Shelf Registration Statement, then the election of the Sponsor whose group holds such lesser amount of Registrable Securities included in such Shelf Registration, shall not be required under this Section 2.2(d). In the event any such offering of Registrable Securities under the Shelf Registration Statement is to be in the form of an Underwritten Offering, the CCMP Group and the Unitas Group shall each have the right to select the managing underwriter or underwriters to administer such offering; and provided further that such managing underwriter or underwriters shall be reasonably acceptable to the Company. The Company shall not be obligated to effect any registration under the Securities Act or a sale of Registrable Securities under any Shelf Registration Statement requested by a Sponsor under this Section 2.2(d) if the anticipated aggregate gross offering price of all Registrable Securities to be included therein would be less than $10 million. For the avoidance of doubt, no election by a Sponsor pursuant to this Section 2.2(d) shall be deemed to be an exercise of its right to request a Demand Registration pursuant to Section 2.1.

(e)           Priority of Securities Sold Pursuant to Shelf Registrations. If the managing underwriter or underwriters of a proposed Underwritten Offering of the Registrable Securities (such offering, a “Shelf Sale”) included in a Shelf Registration (or, in the case of a Shelf Registration not being underwritten, the Shelf Seller), advise the Board of Directors in writing that, in its or their opinion, the number of securities requested to be included in such Shelf Sale exceeds the number which can be sold in such offering without being likely to have a significant adverse effect on the price, timing or distribution of the securities offered or the market for the securities offered, the number of Registrable Securities to be included in such Shelf Sale shall be allocated pro rata among the Eligible Shareholders that have requested to participate in such Shelf Sale (including the Shelf Seller) on the basis of the relative number of Registrable Securities then held by each such Eligible Shareholder, subject to the proviso in Section 2.2(a) and the proviso in Section 4.2, to the extent necessary to reduce the total number of Registrable Securities to be included in such offering to the number recommended by the managing underwriter or

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underwriters or such Eligible Shareholders; provided that any Registrable Securities thereby allocated to an Eligible Shareholder that exceed such Eligible Shareholder’s request shall be reallocated among the remaining requesting Eligible Shareholders in like manner.

Section 2.3            Piggyback Registration.

(a)           Participation. If the Company at any time proposes to file a Registration Statement under the Securities Act with respect to any offering of its securities for its own account or for the account of any other Persons (other than (i) a Registration under Section 2.2, (ii) a Registration on Form F-4, S-4 or S-8 or any successor or similar form to such Forms, (iii) a Registration of securities solely relating to an offering and sale to employees or directors of the Company pursuant to any employee stock plan or other employee benefit plan arrangement, or (iv) relating to an IPO) (a “Company Public Sale”), then, as soon as practicable (but in no event less than ten (10) Business Days prior to the proposed date of filing of such Registration Statement), the Company shall give written notice of such proposed filing to all Eligible Shareholders, and such notice shall offer the Eligible Shareholders of such Registrable Securities the opportunity to Register under such Registration Statement such number of Registrable Securities as each such Eligible Shareholder may request in writing (a “Piggyback Registration”); provided that to the extent at the time of any such Shelf Request a Management Shareholder continues to be an Eligible Shareholder, such Management Shareholder may only request the registration of its Registrable Securities up to an amount equal to its applicable Eligible Amount. Subject to the proviso in the first sentence of this Section 2.3(a) and Section 2.3(b), the Company shall include in such Registration Statement all such Registrable Securities that are requested to be included therein within five (5) Business Days after the receipt by such Eligible Shareholder of any such notice; provided that if at any time after giving written notice of its intention to Register any securities and prior to the effective date of the Registration Statement filed in connection with such Registration, the Company shall determine for any reason not to Register or to delay Registration of such securities, the Company shall give written notice of such determination to each Eligible Shareholder of Registrable Securities and, thereupon, (i) in the case of a determination not to Register, shall be relieved of its obligation to Register any Registrable Securities in connection with such Registration (but not from its obligation to pay the Registration Expenses in connection therewith), without prejudice, however, to the rights of any Eligible Shareholders entitled to request that such Registration be effected as a Demand Registration under Section 2.1, and (ii) in the case of a determination to delay Registering, in the absence of a request for a Demand Registration, shall be permitted to delay Registering any Registrable Securities, for the same period as the delay in Registering such other securities. If the offering pursuant to such Registration Statement is to be underwritten, then each Eligible Shareholder making a request for a Piggyback Registration pursuant to this Section 2.3(a) must, and the Company shall make such arrangements with the managing underwriter or underwriters so that each such Eligible Shareholder may, participate in such Underwritten Offering. If the offering pursuant to such Registration Statement is to be on any other basis, then each Eligible Shareholder making a request for a Piggyback Registration pursuant to this Section 2.3(a) must, and the Company shall make such arrangements so that each such Eligible Shareholder may, participate in such offering on such basis. Each Eligible Shareholder of Registrable Securities shall be permitted to withdraw all or part of such Eligible Shareholder’s Registrable Securities from a Piggyback Registration at any time prior to the effectiveness of such Registration Statement.

Notwithstanding anything to the contrary set forth in this Section 2.3(a), if any Sponsor elects to participate as a seller of Registrable Securities in the IPO, then each Eligible Shareholder may also request the registration of its Registrable Securities in such IPO up to an amount equal to its applicable Eligible Amount; it being understood that the advance notice requirement in Section 2.3(a) shall not be deemed to be applicable to such Eligible Shareholder in the case of an IPO.

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(b)           Priority of Piggyback Registration. If the managing underwriter or underwriters of any proposed Underwritten Offering of Registrable Securities included in a Piggyback Registration informs the Company and the Eligible Shareholders in writing that, in its or their opinion, the number of securities which such Eligible Shareholders and any other Persons intend to include in such offering exceeds the number which can be sold in such offering without being likely to have a significant adverse effect on the price, timing or distribution of the securities offered or the market for the securities offered, then the securities to be included in such Registration shall be (i) first, all of the securities that the Company proposes to sell, (ii) second, and only if all the securities referred to in clause (i) have been included, the number of Registrable Securities that, in the opinion of such managing underwriter or underwriters, can be sold without having such adverse effect, with such number to be allocated pro rata among the Eligible Shareholders that have requested to participate in such Registration based on the relative number of Registrable Securities then held by each such Eligible Shareholder (provided that any securities thereby allocated to an Eligible Shareholder that exceed such Eligible Shareholder’s request shall be reallocated among the remaining requesting Eligible Shareholders in like manner), (iii) third, and only if all of the Registrable Securities referred to in clause (ii) have been included in such Registration and subject to Section 2.7, the number of securities that any Person (other than an Eligible Shareholder of Registrable Securities) exercising a contractual right to demand Registration proposes to sell, and (iv) fourth, and only if all of the Registrable Securities referred to in clause (iii) have been included in such Registration, any other securities eligible for inclusion in such Registration.

(c)           No Effect on Demand Registrations. No Registration of Registrable Securities effected pursuant to a request under this Section 2.3 shall be deemed to have been effected pursuant to Section 2.1 and Section 2.2 or shall relieve the Company of its obligations under Section 2.1 and Section 2.2.

Section 2.4            Black-out Periods.

(a)           Black-out Periods for Eligible Shareholders. In the event of a Company Public Sale of the Equity Securities in an Underwritten Offering, the Eligible Shareholders agree, if requested by the managing underwriter or underwriters in such Underwritten Offering, not to effect any public sale or distribution of any securities (except, in each case, as part of the applicable Registration, if permitted) that are the same as or similar to those being Registered in connection with such Company Public Sale, or any securities convertible into or exchangeable or exercisable for such securities, during the period beginning seven (7) days before and ending ninety (90) days (or such lesser period as may be permitted by the Company or such managing underwriter or underwriters) after, the effective date of the Registration Statement filed in connection with such Registration, to the extent timely notified in writing by the Company or the managing underwriter or underwriters.

(b)           Black-out Period for the Company and Others. In the case of a Registration of Registrable Securities pursuant to Section 2.1 or 2.2 for an Underwritten Offering, the Company and each Eligible Shareholder of Registrable Securities agrees, if requested by the Sponsors (provided that in the event the Registrable Securities of either of the CCMP Group or the Unitas Group included in any offering pursuant to such Shelf Registration Statement are less than fifty percent (50%) of the Registrable Securities of the other Sponsor group included in such offering pursuant to such Registration, then the request of the Sponsor whose group holds such lesser amount of Registrable Securities included in such Registration, shall not be required under this Section 2.4(b)) or the managing underwriter or underwriters, not to effect any public sale or distribution of any securities that are the same as or similar to those being Registered, or any securities convertible into or exchangeable or exercisable for such securities, during the period beginning seven (7) days before, and ending ninety (90) days (or such lesser period as may be permitted by the Sponsors or each Sponsor, or such managing underwriter or underwriters) after, the effective date of the Registration Statement filed in connection with such Registration (or, in the case of an offering under a Shelf Registration Statement, the date of the underwriting agreement in connection

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therewith), to the extent timely notified in writing by an Eligible Shareholder of Registrable Securities covered by such Registration Statement or the managing underwriter or underwriters. Notwithstanding the foregoing, the Company may effect a public sale or distribution of securities of the type described above and during the periods described above if such sale or distribution is made pursuant to Registrations on Form F-4, S-4 or S-8 or any successor or similar form to such Forms or as part of any Registration of securities for offering and sale to employees or directors of the Company pursuant to any employee stock plan or other employee benefit plan arrangement. The Company agrees to use its reasonable best efforts to obtain from each holder of restricted securities of the Company which securities are the same as or similar to the Registrable Securities being Registered, or any restricted securities convertible into or exchangeable or exercisable for any of such securities, an agreement not to effect any public sale or distribution of such securities during any such period referred to in this paragraph, except as part of any such Registration, if permitted. Without limiting the foregoing (but subject to Section 2.7), if after the date hereof the Company grants any Person (other than an Eligible Shareholder of Registrable Securities) any rights to demand or participate in a Registration of Equity Securities, the Company agrees that the agreement with respect thereto shall include such Person’s agreement to comply with any black-out period required by this Section as if it were the Company hereunder.

Section 2.5            Registration Procedures.

(a)           In connection with the Company’s Registration obligations under Section 2.1, Section 2.2 and Section 2.3, the Company shall use its reasonable best efforts to effect such Registration to permit the sale of such Registrable Securities in accordance with the intended method or methods of distribution thereof as expeditiously as reasonably practicable, and in connection therewith the Company shall:

(i)            prepare the required Registration Statement including all exhibits and financial statements required under the Securities Act to be filed therewith, and before filing a Registration Statement or Prospectus, or any amendments or supplements thereto, (x) furnish to the underwriters, if any, and to the Eligible Shareholders of the Registrable Securities covered by such Registration Statement, copies of all documents prepared to be filed, which documents shall be subject to the review of such underwriters and such Eligible Shareholders and their respective counsel and (y) except in the case of a Registration under Section 2.2, not file any Registration Statement or Prospectus or amendments or supplements thereto to which the Sponsors or the underwriters, if any, shall reasonably object; provided that in the event the Registrable Securities of either of the CCMP Group or the Unitas Group included in any offering pursuant to such Registration Statement are less than fifty percent (50%) of the Registrable Securities of the other group included in such offering pursuant to such Registration Statement, then the objection of the Person whose group holds such lesser amount of Registrable Securities included in such Registration, shall not be permitted to prevent any such filing by the Company under this Section 2.5(a)(i);

(ii)           as soon as possible (in the case of a Demand Registration, no later than thirty (30) days after a request for a Demand Registration) file with the SEC a Registration Statement relating to the Registrable Securities including all exhibits and financial statements required by the SEC to be filed therewith, and use its reasonable best efforts to cause such Registration Statement to become effective under the Securities Act;

(iii)          prepare and file with the SEC such pre- and post-effective amendments to such Registration Statement and supplements to the Prospectus as may be (x) reasonably requested by the Sponsors; provided that in the event the Registrable Securities of either of the CCMP Group or the Unitas Group included in any offering pursuant to such Registration Statement are less than fifty percent (50%) of the Registrable Securities of the other group included in such offering

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pursuant to such Registration Statement, then the request of the Person whose group holds such lesser amount of Registrable Securities included in such offering pursuant to such Registration Statement, shall not be required under this Section 2.5(a)(iii)(x), (y) reasonably requested by any participating Eligible Shareholder (to the extent such request relates to information relating to such Eligible Shareholder), or (z) necessary to keep such Registration effective for the period of time required by this Agreement, and comply with provisions of the applicable securities laws with respect to the sale or other disposition of all securities covered by such Registration Statement during such period in accordance with the intended method or methods of disposition by the sellers thereof set forth in such Registration Statement;

(iv)          notify the participating Eligible Shareholders and the managing underwriter or underwriters, if any, and (if requested) confirm such advice in writing and provide copies of the relevant documents, as soon as reasonably practicable after notice thereof is received by the Company (a) when the applicable Registration Statement or any amendment thereto has been filed or becomes effective, and when the applicable Prospectus or any amendment or supplement to such Prospectus has been filed, (b) of any written comments by the SEC or any request by the SEC or any other federal or state governmental authority for amendments or supplements to such Registration Statement or such Prospectus or for additional information, (c) of the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement or any order by the SEC or any other regulatory authority preventing or suspending the use of any preliminary or final Prospectus or the initiation or threatening of any proceedings for such purposes, (d) if, at any time, the representations and warranties of the Company in any applicable underwriting agreement cease to be true and correct in all material respects, and (e) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for offering or sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

(v)           promptly notify each selling Eligible Shareholder of Registrable Securities and the managing underwriter or underwriters, if any, when the Company becomes aware of the happening of any event as a result of which the applicable Registration Statement or the Prospectus included in such Registration Statement (as then in effect) contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein (in the case of such Prospectus and any preliminary Prospectus, in light of the circumstances under which they were made) not misleading or, if for any other reason it shall be necessary during such time period to amend or supplement such Registration Statement or Prospectus in order to comply with the Securities Act and, in either case as promptly as reasonably practicable thereafter, prepare and file with the SEC, and furnish without charge to the selling Eligible Shareholders and the managing underwriter or underwriters, if any, an amendment or supplement to such Registration Statement or Prospectus which shall correct such misstatement or omission or effect such compliance;

(vi)          use its reasonable best efforts to prevent or obtain the withdrawal of any stop order or other order suspending the use of any preliminary or final Prospectus;

(vii)         promptly incorporate in a Prospectus supplement or post-effective amendment such information as the managing underwriter or underwriters and the Sponsors agree should be included therein relating to the plan of distribution with respect to such Registrable Securities (provided that in the event the Registrable Securities of either of the CCMP Group or the Unitas Group being sold are less than fifty percent (50%) of the Registrable Securities of the other group being sold, then the agreement of the Person whose group holds such lesser amount of Registrable Securities being sold, shall not be required under this Section 2.5(a)(vii)); and make

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all required filings of such Prospectus supplement or post-effective amendment as soon as reasonably practicable after being notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

(viii)        furnish to each selling Eligible Shareholder of Registrable Securities and each underwriter, if any, without charge, as many conformed copies as such Eligible Shareholder or underwriter may reasonably request of the applicable Registration Statement and any amendment or post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

(ix)          deliver to each selling Eligible Shareholder of Registrable Securities and each underwriter, if any, without charge, as many copies of the applicable Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Eligible Shareholder or underwriter may reasonably request (it being understood that the Company consents to the use of such Prospectus or any amendment or supplement thereto by each of the selling Eligible Shareholders and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such Prospectus or any amendment or supplement thereto) and such other documents as such selling Eligible Shareholder or underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities by such Eligible Shareholder or underwriter;

(x)           on or prior to the date on which the applicable Registration Statement is declared effective, use its reasonable best efforts to register or qualify, and cooperate with the selling Eligible Shareholders, the managing underwriter or underwriters, if any, and their respective counsel, in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or “Blue Sky” laws of each state and other jurisdiction of the United States as any such selling Eligible Shareholder or managing underwriter or underwriters, if any, or their respective counsel reasonably request in writing and do any and all other acts or things reasonably necessary or advisable to keep such registration or qualification in effect for such period as required by Section 2.1(d) or Section 2.2(b), whichever is applicable, provided that the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to taxation or general service of process in any such jurisdiction where it is not then so subject;

(xi)          cooperate with the selling Eligible Shareholders and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters may request at least two (2) Business Days prior to any sale of Registrable Securities to the underwriters;

(xii)         use its reasonable best efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriter or underwriters, if any, to consummate the disposition of such Registrable Securities;

(xiii)        not later than the effective date of the applicable Registration Statement, provide a CUSIP number for all Registrable Securities and provide the applicable transfer agent with printed certificates for the Registrable Securities which are in a form eligible for deposit with The Depository Trust Company;

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(xiv)        make such representations, warranties, agreements and indemnities to or in favor of the Eligible Shareholders whose Registrable Securities are being registered, and the underwriters or agents, if any, in form, substance and scope as are customarily made by issuers in secondary underwritten public offerings;

(xv)         enter into such customary agreements (including underwriting and indemnification agreements) and take all such other actions as the Sponsors or the managing underwriter or underwriters, if any, reasonably request in order to expedite or facilitate the registration and disposition of such Registrable Securities; provided that in the event the Registrable Securities of either of the CCMP Group or the Unitas Group being sold are less than fifty percent (50%) of the Registrable Securities of the other group being sold, then the request of the Person whose group holds such lesser amount of Registrable Securities being sold, shall not be required under this Section 2.5(a)(xv);

(xvi)        obtain for delivery to the Eligible Shareholders being registered and to the underwriter or underwriters, if any, an opinion or opinions from counsel for the Company dated the effective date of the Registration Statement or, in the event of an Underwritten Offering, the date of the closing under the underwriting agreement, in customary form, scope and substance, which opinions shall be reasonably satisfactory to such Eligible Shareholders or underwriters, as the case may be, and their respective counsel;

(xvii)       in the case of an Underwritten Offering, obtain for delivery to the Company and the managing underwriter or underwriters, with copies to the Eligible Shareholders included in such Registration, a cold comfort letter from the Company’s independent certified public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters as the managing underwriter or underwriters reasonably request, dated the date of execution of the underwriting agreement and brought down to the closing under the underwriting agreement;

(xviii)      cooperate with each seller of Registrable Securities and each underwriter, if any, participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with FINRA;

(xix)        use its reasonable best efforts to comply with all applicable securities laws and make available to its selling Eligible Shareholders, as soon as reasonably practicable, an earnings statement satisfying the provisions of Section 11(a) of the Securities Act and the rules and regulations promulgated thereunder;

(xx)         provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by the applicable Registration Statement from and after a date not later than the effective date of such Registration Statement, and cooperate with the ADS depositary and provide such depositary with any information it requests to effect any such transfers;

(xxi)        use its best efforts to cause all Registrable Securities covered by the applicable Registration Statement to be listed on each securities exchange on which any of the Company’s Equity Securities are then listed or quoted and on each inter-dealer quotation system on which any of the Company’s securities are then quoted;

(xxii)       make available upon reasonable notice at reasonable times and for reasonable periods for inspection by a representative appointed by the Sponsors, by any underwriter

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participating in any disposition to be effected pursuant to such Registration Statement and by any attorney, accountant or other agent retained by such Eligible Shareholders or any such underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause all of the Company’s officers, directors and employees and the independent public accountants who have certified its financial statements to make themselves available to discuss the business of the Company and to supply all information reasonably requested by any such Person in connection with such Registration Statement as shall be necessary to enable them to exercise their due diligence responsibility; provided that any such Person gaining access to information regarding the Company pursuant to this Section 2.5(a)(xxii) shall agree to hold in strict confidence and shall not make any disclosure or use any information regarding the Company that the Company determines in good faith to be confidential, and of which determination such Person is notified, unless (w) the release of such information is requested or required (by deposition, interrogatory, requests for information or documents by a governmental entity, subpoena or similar process), (x) such information is or becomes publicly known other than through a breach of this or any other agreement of which such Person has knowledge, (y) such information is or becomes available to such Person on a non-confidential basis from a source other than the Company, or (z) such information is independently developed by such Person; provided, further, that in the event the Registrable Securities of either of the CCMP Group or the Unitas Group covered by the applicable Registration Statement are less than fifty percent (50%) of the Registrable Securities of the other Sponsor group covered by the applicable Registration Statement, then the Sponsor whose group holds such lesser amount of Registrable Securities covered by such Registration Statement, shall not be entitled to participate in the appointment of a representative for the purposes of this Section 2.5(a)(xxii); and

(xxiii)      in the case of an Underwritten Offering, cause the senior executive officers of the Company to participate in the customary “road show” presentations that may be reasonably requested by the managing underwriter or underwriters in any such Underwritten Offering and otherwise to facilitate, cooperate with, and participate in each proposed offering contemplated herein and customary selling efforts related thereto.

(b)           The Company may require each seller of Registrable Securities as to which any Registration is being effected to furnish to the Company such information regarding the distribution of such securities and such other information relating to such Eligible Shareholder and its ownership of Registrable Securities as the Company may from time to time reasonably request in writing. Each Eligible Shareholder of Registrable Securities agrees to furnish such information to the Company and to cooperate with the Company as reasonably necessary to enable the Company to comply with the provisions of this Agreement.

(c)           Each Eligible Shareholder of Registrable Securities agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 2.5(a)(v), such Eligible Shareholder will forthwith discontinue disposition of Registrable Securities pursuant to such Registration Statement until such Eligible Shareholder’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 2.5(a)(v), or until such Eligible Shareholder is advised in writing by the Company that the use of the Prospectus may be resumed, and if so directed by the Company, such Eligible Shareholder shall deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such Eligible Shareholder’s possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the period during which the applicable Registration Statement is required to be maintained effective shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when each seller of Registrable Securities covered by such Registration Statement either receives the copies of the supplemented or

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amended Prospectus contemplated by Section 2.5(a)(v) or is advised in writing by the Company that the use of the Prospectus may be resumed.

(d)           Eligible Shareholders may seek to register different types of Registrable Securities simultaneously and the Company shall use its reasonable best efforts to effect such Registration and sale in accordance with the intended method or methods of disposition specified by such Eligible Shareholders.

Section 2.6            Underwritten Offerings.

(a)           Demand and Shelf Registrations. If requested by the underwriters for any Underwritten Offering requested by either of the Sponsors pursuant to a Registration under Section 2.1 or Section 2.2, the Company and each Eligible Shareholder shall enter into an underwriting agreement with such underwriters for such offering, such agreement to be reasonably satisfactory in substance and form to the Company, the Sponsor(s) requesting such Registration, and the underwriters, and, unless consented to by the Sponsor(s) requesting such Registration, to contain such representations and warranties by the Company and such other terms as are generally prevailing in agreements of that type, including indemnities no less favorable to the recipient thereof than those provided in Section 2.9; provided that in the event the Registrable Securities of either of the CCMP Group or the Unitas Group included in such Underwritten Offering are less than fifty percent (50%) of the Registrable Securities of the other Sponsor group included in such Underwritten Offering, then the agreement of the Sponsor whose group holds such lesser amount of Registrable Securities included in such Underwritten Offering, shall not be required under this Section 2.6(a). The Eligible Shareholders of the Registrable Securities proposed to be distributed by such underwriters in any such Underwritten Offering shall cooperate with the Company in the negotiation of the underwriting agreement and shall give consideration to the reasonable suggestions of the Company regarding the form thereof. Such Eligible Shareholders to be distributed by such underwriters shall be parties to such underwriting agreement, which underwriting agreement shall, unless consented to by the Sponsor(s) requesting such Registration, (i) contain such representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such Eligible Shareholders as are customarily made by issuers to selling stockholders in secondary underwritten public offerings, and (ii) provide that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement also shall be conditions precedent to the obligations of such Eligible Shareholders. Any such Eligible Shareholder of Registrable Securities shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such Eligible Shareholder, such Eligible Shareholder’s title to the Registrable Securities, such Eligible Shareholder’s intended method of distribution and any other representations required to be made by such Eligible Shareholder under applicable law, and the aggregate amount of the liability of such Eligible Shareholder shall not exceed such Eligible Shareholder’s net proceeds from such Underwritten Offering.

(b)           Piggyback Registrations. If the Company proposes to register any of its securities under the Securities Act as contemplated by Section 2.3 and such securities are to be distributed in an Underwritten Offering through one (1) or more underwriters, the Company shall, if requested by any Eligible Shareholder of Registrable Securities pursuant to Section 2.3, use its reasonable best efforts to arrange for such underwriters to include on the same terms and conditions that apply to the other sellers in such Registration all the Registrable Securities to be offered and sold by such Eligible Shareholder among the securities of the Company to be distributed by such underwriters in such Registration. The Eligible Shareholders whose Registrable Securities are to be distributed by such underwriters shall be parties to the underwriting agreement between the Company and such underwriters, which underwriting agreement shall (i) contain such representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such Eligible Shareholders as are customarily made by issuers to

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selling stockholders in secondary underwritten public offerings, and (ii) provide that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement also shall be conditions precedent to the obligations of such Eligible Shareholders. Any such Eligible Shareholder of Registrable Securities shall not be required to make any representations or warranties to, or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such Eligible Shareholder, such Eligible Shareholder’s title to the Registrable Securities and such Eligible Shareholder’s intended method of distribution or any other representations (including lock-up agreements) required to be made by such Eligible Shareholder under applicable law, and the aggregate amount of the liability of such Eligible Shareholder shall not exceed such Eligible Shareholder’s net proceeds from such Underwritten Offering.

(c)           Participation in Underwritten Registrations. Subject to the provisions of Section 2.6(a) and Section 2.6(b) above, no Person may participate in any Underwritten Offering hereunder unless such Person (i) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Persons entitled to approve such arrangements, and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

(d)           Price and Underwriting Discounts. In the case of an Underwritten Offering under Section 2.1 or Section 2.2, the price, underwriting discount and other financial terms for the Registrable Securities shall be determined by the Sponsors; provided that in the event the Registrable Securities of either of the CCMP Group or the Unitas Group included in such Underwritten Offering are less than fifty percent (50%) of the Registrable Securities of the other Sponsor group included in such Underwritten Offering, then the determination of the Sponsor whose group holds such lesser amount of Registrable Securities included in such Underwritten Offering, shall not be required under this Section 2.6(d). In addition, in the case of any Underwritten Offering, each of the Eligible Shareholders may withdraw their request to participate in the registration pursuant to Section 2.1 or 2.2 after being advised of such price, discount and other terms and shall not be required to enter into any agreements or documentation that would require otherwise.

Section 2.7            No Inconsistent Agreements; Additional Rights. The Company shall not hereafter enter into, and is not currently a party to, any agreement with respect to its securities that is inconsistent with the rights granted to the Eligible Shareholders by this Agreement. Without the consent of the Sponsors, the Company shall not enter into any agreement granting registration or similar rights to any Person, and hereby represents and warrants that, as of the date hereof, no registration or similar rights have been granted to any Person other than pursuant to this Agreement.

Section 2.8            Registration Expenses. All expenses incidental to the Company’s performance of or compliance with this Agreement shall be paid by the Company, including (i) all registration and filing fees, and any other fees and expenses associated with filings required to be made with the SEC or FINRA, (ii) all fees and expenses in connection with compliance with any securities or “Blue Sky” laws, (iii) all printing, duplicating, word processing, messenger, telephone, facsimile and delivery expenses (including expenses of printing certificates for the Registrable Securities in a form eligible for deposit with The Depository Trust Company and of printing prospectuses), (iv) all customary fees and disbursements of counsel for the Company and of all independent certified public accountants of the Company (including the expenses of any special audit and cold comfort letters required by or incident to such performance), (v) Securities Act liability insurance or similar insurance if the Company so desires or the underwriters so require in accordance with then-customary underwriting practice, (vi) all fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange or quotation of the Registrable Securities on any inter-dealer quotation system, (vii) all applicable rating agency fees and expenses with respect to the Registrable Securities, (viii) all reasonable fees and disbursements of one (1)

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law firm or other counsel selected by each of the Sponsors to represent each of them in connection with any Underwritten Offering, (ix) all reasonable fees and disbursements of one (1) law firm selected by the Management Shareholders to represent them in connection with a First Secondary Offering, (x) all reasonable fees and disbursements related to the Sponsors obtaining any opinion from local counsel that may be required to consummate any Underwritten Offering, (xi) all fees and expenses of accountants selected by the Eligible Shareholders of a majority of the Registrable Securities being registered, (xii) all fees and expenses in connection with any review of the underwriting agreement or other terms of the offering, (xiii) any reasonable fees and disbursements of underwriters customarily paid by issuers or sellers of securities, (xiv) all fees and expenses of any special experts or other Persons retained by the Company in connection with any Registration, (xv) transfer agents’ and registrars’ fees and expenses, and the fees and expenses of any other agent or trustee appointed in connection with such offering, (xvi) expenses relating to any analyst or investor presentations or any “road shows” undertaken in connection with the registration, marketing or selling of the Registrable Securities, and (xvii) all of the Company’s internal expenses (including all salaries and expenses of its officers and employees performing legal or accounting duties). All such expenses are referred to herein as “Registration Expenses.” The Company shall not be required to pay any fees and disbursements to underwriters not customarily paid by the issuers of securities in a secondary offering, including underwriting discounts and commissions and transfer taxes, if any, attributable to the sale of Registrable Securities.

Section 2.9            Indemnification.

(a)           Indemnification by the Company. The Company agrees to indemnify and hold harmless, to the full extent permitted by law, each Eligible Shareholder, each member, limited or general partner thereof, each member, limited or general partner of each such member, limited or general partner, each of their respective Affiliates, officers, directors, shareholders, employees, advisors and agents and each Person who controls (within the meaning of the Securities Act or the Exchange Act) such Persons and each of their respective Representatives from and against any and all losses, penalties, judgments, suits, costs, claims, damages, liabilities and expenses, joint or several (including reasonable costs of investigation and legal expenses) (each, a “Loss” and collectively “Losses”) arising out of or based upon (i) any untrue or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Securities were Registered under the Securities Act (including any final, preliminary or summary Prospectus contained therein or any amendment thereof or supplement thereto or any documents incorporated by reference therein) or any other disclosure document produced by or on behalf of the Company or any of its subsidiaries including, without limitation, reports and other documents filed under the Exchange Act, (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus or preliminary Prospectus, in light of the circumstances under which they were made) not misleading, or (iii) any actions or inactions or proceedings in respect of the foregoing whether or not such indemnified party is a party thereto; provided, that the Company shall not be liable to any particular indemnified party (x) to the extent that any such Loss arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any such Registration Statement or other document in reliance upon and in conformity with written information furnished to the Company by such indemnified party expressly for use in the preparation thereof, or (y) to the extent that any such Loss arises out of or is based upon an untrue statement or omission in a preliminary Prospectus relating to Registrable Securities, if a Prospectus (as then amended or supplemented) that would have cured the defect was furnished to the indemnified party from whom the Person asserting the claim giving rise to such Loss purchased Registrable Securities at least five (5) days prior to the written confirmation of the sale of the Registrable Securities to such Person and a copy of such Prospectus (as amended and supplemented) was not sent or given by or on behalf of such indemnified party to such Person at or prior to the written confirmation of the sale of the Registrable Securities to such Person. This indemnity shall be in addition to any liability the Company may otherwise have. Such indemnity shall remain in full force and effect regardless of any

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investigation made by or on behalf of such Eligible Shareholder or any indemnified party and shall survive the Transfer of such securities by such Eligible Shareholder. The Company shall also indemnify underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, their officers and directors and each Person who controls such Persons (within the meaning of the Securities Act and the Exchange Act) to the same extent as provided above with respect to the indemnification of the indemnified parties.

(b)           Indemnification by the Selling Eligible Shareholder of Registrable Securities. Each selling Eligible Shareholder agrees (severally and not jointly) to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act or the Exchange Act) from and against any Losses resulting from (i) any untrue statement of a material fact in any Registration Statement under which such Registrable Securities were Registered under the Securities Act (including any final, preliminary or summary Prospectus contained therein or any amendment thereof or supplement thereto or any documents incorporated by reference therein), or (ii) any omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus or preliminary Prospectus, in light of the circumstances under which they were made) not misleading, in each case, to the extent, but only to the extent, that such untrue statement or omission is contained in any information furnished in writing by such selling Eligible Shareholder to the Company specifically for inclusion in such Registration Statement and has not been corrected in a subsequent writing prior to or concurrently with the sale of the Registrable Securities to the Person asserting the claim. In no event shall the liability of any selling Eligible Shareholder hereunder be greater in amount than the dollar amount of the net proceeds received by such Eligible Shareholder under the sale of Registrable Securities giving rise to such indemnification obligation. The Company shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, to the same extent as provided above (with appropriate modification) with respect to information furnished in writing by such Persons specifically for inclusion in any Prospectus or Registration Statement.

(c)           Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that any delay or failure to so notify the indemnifying party shall relieve the indemnifying party of its obligations hereunder only to the extent, if at all, that it is actually and materially prejudiced by reason of such delay or failure), and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided that any Person entitled to indemnification hereunder shall have the right to select and employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person unless (w) the indemnifying party has agreed in writing to pay such fees or expenses, (x) the indemnifying party shall have failed to assume the defense of such claim within a reasonable time after receipt of notice of such claim from the Person entitled to indemnification hereunder and employ counsel reasonably satisfactory to such Person, (y) the indemnified party has reasonably concluded (based upon advice of its counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, or (z) in the reasonable judgment of any such Person (based upon advice of its counsel) a conflict of interest may exist between such Person and the indemnifying party with respect to such claims (in which case, if the Person notifies the indemnifying party in writing that such Person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such Person). If the indemnifying party assumes the defense, the indemnifying party shall not have the right to settle such action without the consent of the indemnified party. No indemnifying party shall consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such

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indemnified party of an unconditional release from all liability in respect to such claim or litigation without the prior written consent of such indemnified party. If such defense is not assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its prior written consent, but such consent may not be unreasonably withheld. It is understood that the indemnifying party or parties shall not, except as specifically set forth in this Section 2.9(c), in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements or other charges of more than one separate firm admitted to practice in such jurisdiction at any one time unless (A) the employment of more than one counsel has been authorized in writing by the indemnifying party or parties, (B) an indemnified party has reasonably concluded (based on the advice of counsel) that there may be legal defenses available to it that are different from or in addition to those available to the other indemnified parties or (C) a conflict or potential conflict exists or may exist (based upon advice of counsel to an indemnified party) between such indemnified party and the other indemnified parties, in each of which cases the indemnifying party shall be obligated to pay the reasonable fees and expenses of such additional counsel or counsels.

(d)           Contribution. If for any reason the indemnification provided for in paragraphs (a) and (b) of this Section 2.9 is unavailable to an indemnified party or insufficient in respect of any Losses referred to therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such Loss in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party or parties on the other hand in connection with the acts, statements or omissions that resulted in such losses, as well as any other relevant equitable considerations. In connection with any Registration Statement filed with the SEC by the Company, the relative fault of the indemnifying party on the one hand and the indemnified party on the other hand shall be determined by reference to, among other things, whether any untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just or equitable if contribution pursuant to this Section 2.9(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in this Section 2.9(d). No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The amount paid or payable by an indemnified party as a result of the Losses referred to in Sections 2.9(a) and 2.9(b) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 2.9(d), in connection with any Registration Statement filed by the Company, a selling Eligible Shareholder of Registrable Securities shall not be required to contribute any amount in excess of the dollar amount of the net proceeds received by such Eligible Shareholder under the sale of Registrable Securities giving rise to such contribution obligation. If indemnification is available under this Section 2.9, the indemnifying parties shall indemnify each indemnified party to the full extent provided in Sections 2.9(a) and 2.9(b) hereof without regard to the provisions of this Section 2.9(d). The remedies provided for in this Section 2.9 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

Section 2.10          Private Sales. The Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder (or, if the Company is not required to file such reports, it will, upon the reasonable request of any Eligible Shareholder, make publicly available such necessary information for so long as necessary to permit sales pursuant to Rules 144, 144A or Regulation S under the Securities Act), and it will take such further action as any Eligible Shareholder may reasonably request, all to the extent required from time to time to enable such Shareholder to sell Registrable Securities without Registration under the

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Securities Act within the limitation of the exemptions provided by (i) Rules 144, 144A or Regulation S under the Securities Act, as such Rules may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the SEC. The Company further covenants that it will coordinate with the ADS depositary and provide any information required by such depositary to effect any such transfers. Upon the reasonable request of any Eligible Shareholder, the Company will deliver to such Eligible Shareholder a written statement as to whether it has complied with such requirements and, if not, the specifics thereof.

ARTICLE III

BOARD OF DIRECTORS; VOTING AGREEMENT

Section 3.1            Board of Directors. (a) CCMP and Unitas shall each be entitled to appoint by notice in writing to the Company two (2) directors to the Board of Directors; provided that:

(i)            if either the CCMP Group or the Unitas Group ceases to beneficially own ten percent (10%) or more of the outstanding Ordinary Shares, then such Sponsor shall only be entitled to appoint one (1) director to the Board of Directors; and provided, further, that if either the CCMP Group or the Unitas Group ceases to beneficially own five percent (5%) or more of the outstanding Ordinary Shares, then such Sponsor shall not be entitled to appoint any directors to the Board of Directors; and

(ii)           if at any point the Company ceases to qualify as a “controlled company” and as a “foreign private issuer” under applicable SEC and securities exchange rules, the Sponsors shall use all reasonable efforts to ensure that a sufficient number of their appointees qualify as “independent directors” under such securities exchange rules to ensure that the Board of Directors complies with applicable securities exchange independence rules.

(b)           The Company shall use all reasonable efforts to facilitate the appointment of the appointees pursuant to Section 3.1(a) to be elected as members of the Board of Directors, and to permit each Sponsor to remove, replace or change its appointees from time to time and fill vacancies created by reason of death, removal or resignation of such appointees, including by calling a general meeting of shareholders of the Company for the purpose of voting on any such appointment, removal, replacement or change.  During the Holding Period, the Sponsors shall vote all Equity Securities held by them in favor of the appointment or removal, as applicable, of the relevant appointees such that the Board of Directors shall be constituted in accordance with this Article III.

(c)           The Company agrees that all decisions of the Board of Directors shall require the approval of a majority of the directors. Notwithstanding the foregoing or anything to the contrary contained herein, each of the following actions by the Company shall require the prior written consent of each of CCMP and Unitas, for so long as the Sponsors collectively beneficially own at least thirty-three and one-third percent (33 1/3%) of the outstanding Ordinary Shares; provided further that if such thirty-three and one-third percent (33 1/3%) threshold is satisfied but either CCMP or Unitas owns less than ten percent (10%) of the outstanding Ordinary Shares, such action will only require the prior written consent of the Sponsor owning ten percent (10%) or more of the outstanding Ordinary Shares:

(i)            the acquisition or divestiture by the Company or any of its subsidiaries of the securities or assets of any other Person, including by merger, consolidation, recapitalization, reclassification or other similar transaction, for which the aggregate consideration to be received or paid is in excess of $10 million in any single transaction or series of related transactions;

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(ii)           (y) the entering into by the Company or any of its subsidiaries of any joint venture, investment (other than an investment in, contract with or acquisition of any securities or assets of any of its wholly owned subsidiaries), recapitalization, reorganization or contract with any other Person (other than a wholly owned subsidiary), or (z) the acquisition of any securities or assets of another Person (other than a wholly owned subsidiary of the Company), in the case of any of the transactions set forth in clause (y) or (z) above, whether in any single transaction or series of related transactions, with a value or for consideration in excess of $10 million;

(iii)          (y) the guarantee, assumption, incurrence or refinancing of indebtedness for borrowed money by the Company or any of its subsidiaries to any Person (other than to the Company or any of the Company’s subsidiaries), including indebtedness of any other Person existing at the time such other Person merged with or into or became a subsidiary of, or substantially all of its business and assets were acquired by, the Company or such subsidiary, and indebtedness secured by a lien encumbering any asset acquired by the Company or any such subsidiary, or (z) the pledge of, or granting of a security interest in, any of the assets of the Company or any of its subsidiaries to any Person (other than to the Company or any of the Company’s subsidiaries), in the case of any of the transactions set forth in clause (y) or (z) above, whether in any single transaction or series of related transactions, with a value or for consideration in excess of $10 million;

(iv)          the appointment or dismissal of the chief executive officer and chief financial officer of the Company;

(v)           the issuance of equity of the Company or any subsidiary of the Company to any Person, other than (x) to the Company or any subsidiary of the Company, (y) in connection with employee, director or consultant compensation arrangements, or (z) in connection with any reclassification or reorganization; or

(vi)          the commencement of any liquidation, winding-up, dissolution or voluntary bankruptcy, administration, recapitalization or reorganization of the Company or any of its significant subsidiaries in any form of transaction (including by scheme of arrangement or otherwise), entering into any composition or arrangement with creditors with a view to rescheduling the indebtedness of the Company or any of its significant subsidiaries, or consenting to the entry of an order for relief in any involuntary case, or taking the conversion of an involuntary case to a voluntary case, or consenting to the appointment or taking possession by a liquidator, receiver, administrative receiver, administrator, compulsory manager, trustee or other custodian or similar officer for all or substantially all of its assets, or otherwise seeking the protection of any applicable bankruptcy or insolvency law;

(vii)         the increase or decrease of the maximum number of directors constituting the Board of Directors or the board of directors of the Company’s subsidiaries; or

(viii)        the entering into of any agreement to do any of the foregoing.

(d)           The Board of Directors shall elect and appoint a chairman. The Chairman of the Board shall initially be Nick Rose and he shall serve as the non-employee chairman of the Board of Directors.

(e)           The Company shall reimburse the directors for all reasonable out-of-pocket expenses incurred in connection with their attendance at meetings of the Board of Directors and any committees thereof, including without limitation travel, lodging and meal expenses.

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(f)            The Company shall obtain and maintain customary director and officer indemnity insurance on commercially reasonable terms, and the Sponsor Directors shall have the benefit of customary director indemnity agreements (including any such agreements currently in place, which shall remain in full force and effect unless terminated in accordance with their terms).

Section 3.2            Additional Management Provisions.

(a)           The Company agrees and acknowledges that the directors appointed by CCMP and Unitas may share confidential, non-public information about the Company with the CCMP Group and the Unitas Group, respectively.

(b)           Notwithstanding anything else in this Article III or Section 5.7, each Sponsor shall have the right, without requiring the consent of any other party hereto, at any time and from time to time after the expiration of the Holding Period, to waive any or all of the rights granted to such Sponsor pursuant to this Article III.

Section 3.3            Voting Agreement. The Sponsors hereby agree that for so long as they collectively own at least fifty percent (50%) of the outstanding Ordinary Shares, they will vote all Equity Securities held by them together and in a consistent manner on any matter requiring the approval of the shareholders of the Company.  In addition, the Sponsors also agree to vote all Equity Securities held by them in a manner that gives effect to all the matters referred to in this Agreement and against any action or agreement that would result in a breach in any material respect of any covenant, agreement, provision or other obligation contained herein.

Section 3.4            Other Information.  The Company covenants and agrees to deliver to each Sponsor until such time as such Sponsor ceases to own at least five percent (5%) of the outstanding Ordinary Shares, with reasonable promptness, such information and data, including, but not limited to any information necessary to assist any Sponsor in preparing its tax filings and obtaining and/or preserving its qualification as a “venture capital operating company” as defined in the regulations promulgated under the Employment Retirement Income Security Act of 1974 by the United States Department of Labor, with respect to the Company and each of its subsidiaries as from time to time may be reasonably requested by such Sponsor.

ARTICLE IV

TRANSFER OF SHARES

Section 4.1            Limitations on Transfers by the Sponsors.

(a)           For so long as either CCMP or Unitas holds more than five percent (5%) of the aggregate amount of Ordinary Shares issued by the Company, a Sponsor wishing to effectuate a Transfer of some or all of its Equity Securities (such Sponsor, a “Transferring Sponsor”) shall consult with the other Sponsor (the “Other Sponsor”) at least two (2) Business Days prior to effectuating any such Transfer (or such other period specified under Section 2.1 or Section 2.2, as applicable), and shall provide the Other Sponsor with the opportunity to participate in the contemplated Transfer by selling its Equity Securities up to an amount equal to (x) the number of Equity Securities proposed to be Transferred by the Transferring Sponsor multiplied by (y) a fraction, the numerator of which is the number of Equity Securities held by the Other Sponsor immediately prior to the Transfer, and the denominator of which is the number of Equity Securities held by the Transferring Sponsor immediately prior to the Transfer; it being understood that if such product is fractional, it shall be rounded down to the nearest whole number. Notwithstanding the foregoing, a Sponsor may freely Transfer any of its Equity Securities at any time

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without consulting the Other Sponsor if such Transfer is (i) to Permitted Transferees of the transferring Sponsor in accordance with Section 4.3. The “Holding Period” shall be the period from and including the IPO Date until the date on which either of the Sponsors no longer continues to beneficially own at least five percent (5%) of the outstanding Ordinary Shares.

(b)           In the case of a proposed Transfer by a Transferring Sponsor of any of its Equity Securities during the Holding Period with respect to which the Other Sponsor is participating in pursuant to Section 4.1(a), and with respect to which Section 2.1, Section 2.2 and Section 2.3 do not apply, the Transferring Sponsor shall inform the Other Sponsor of the number and class of Equity Securities proposed to be so Transferred, the name and address of the transferee to whom such Equity Securities are proposed to be Transferred (the “Proposed Transferee”), the proposed amount and form of consideration (and, if such consideration consists in part or in whole of property other than cash, the Transferring Sponsor shall provide such information, to the extent reasonably available to the Transferring Sponsor, relating to such non-cash consideration as the other Sponsor may reasonably request in order to evaluate such non-cash consideration), and other terms and conditions of payment offered by the Proposed Transferee. The Transferring Sponsor shall deliver or cause to be delivered to the Other Sponsor copies of all transaction documents relating to the proposed Transfer as the same become available.

(c)           Any Transfer of Equity Securities by the Other Sponsor pursuant to Section 4.1(a) and Section 4.1(b) shall be on the same terms and conditions (including, without limitation, price, time of payment and form of consideration) as provided to the Transferring Sponsor; provided that the Other Sponsor must agree to make to the Proposed Transferee representations, warranties, covenants, indemnities and agreements comparable to those to be made by the Transferring Sponsor in connection with the Proposed Transfer (other than any non-competition or similar agreements or covenants that would bind the Other Sponsor or its Affiliates), and agree to the same conditions to the Proposed Transfer as the Transferring Sponsor agrees, it being understood that all such representations, warranties, covenants, indemnities and agreements shall be made by the Transferring Sponsor and the Other Sponsor severally and not jointly. The Other Sponsor shall be responsible for its proportionate share of the costs of the Proposed Transfer to the extent not paid or reimbursed by the Proposed Transferee or the Company.

(d)           Prior to the end of the Holding Period, any purported Transfer of Equity Securities by the Sponsors other than in accordance with this Agreement shall be null and void, and the Company shall refuse to recognize any such Transfer for any purpose.

Section 4.2            Limitations on Transfers by the Management Shareholders.

(a)           Subject to any policy of the Company and its Board of Directors (or any committee thereof) with respect to the trading or required minimum ownership of the Company’s Equity Securities, no Management Shareholder shall Transfer any of its Equity Securities (other than to Permitted Transferees pursuant to Section 4.3) during the Restricted Period other than to participate in the IPO to the extent permitted by Section 2.3 or to participate in a First Secondary Offering; provided that each participating Management Shareholder may only participate (i) if such Management Shareholder qualifies as an “Eligible Shareholder”, and (ii) up to an amount equal to its applicable Eligible Amount.  For purposes of clarity, in the event any Equity Securities held by a Management Shareholder are registered for resale pursuant to a registration statement on Form S-8 or any successor or similar form, the provisions of this Section 4.2(a) shall still apply to Equity Securities held by a Management Shareholder.

(b)           Prior to the end of the Restricted Period, any purported Transfer of Equity Securities by the Management Shareholders other than in accordance with this Agreement shall be null and void, and the Company shall refuse to recognize any such Transfer for any purpose. From and after the Restricted Period, the Management Shareholders shall no longer be subject to the Transfer Restrictions set forth in

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this Section 4.2 and Equity Securities held by the Management Shareholders shall no longer be deemed to be Registrable Securities hereunder.

Section 4.3            Transfers to Permitted Transferees. (a) During the Holding Period, any Sponsor may Transfer any of its Equity Securities to a Permitted Transferee of such Sponsor, and (b) during the Restricted Period, any Management Shareholder may Transfer any of its Equity Securities to a Permitted Transferee of such Management Shareholder; provided, that in each case, each Permitted Transferee to which Equity Securities are Transferred shall, and such transferring shareholder shall cause such Permitted Transferee to, Transfer back to such shareholder (or to another Permitted Transferee of such shareholder) the Equity Securities Transferred to it if such Permitted Transferee ceases to be a Permitted Transferee of such shareholder. Any Transferee of Equity Securities pursuant to this Section 4.3 shall be required, at the time of and as a condition to such Transfer, to become a party to this Agreement by executing and delivering such documents as may be necessary to make such Transferee a party hereto, whereupon such Transferee will be treated as a shareholder (with the same rights and obligations as its transferring shareholder) for all purposes of this Agreement.

ARTICLE V

MISCELLANEOUS

Section 5.1            Term. This Agreement shall terminate at such time as there are no Registrable Securities, except for (a) the provisions of Sections 2.9 and 2.10 and all of this Article V, which shall survive any such termination, and (b) all of the provisions of Article IV, which shall terminate upon the expiration of (i) the Holding Period, as they apply to the Sponsors, and (ii) the Restricted Period, as they apply to the Management Shareholders.

Section 5.2            Injunctive Relief. It is hereby agreed and acknowledged that it will be impossible to measure in money the damage that would be suffered if the parties fail to comply with any of the obligations herein imposed on them and that in the event of any such failure, an aggrieved Person will be irreparably damaged and will not have an adequate remedy at law. Any such Person shall, therefore, be entitled (without proof of special damages and in addition to any other remedy to which it may be entitled in law or in equity) to remedies of injunctive relief, including specific performance and other equitable relief (including interim measures), to enforce such obligations, and if any action should be brought in equity to enforce any of the provisions of this Agreement, none of the parties hereto shall raise the defense that there is an adequate remedy at law.

Section 5.3            Notices. All notices, other communications or documents provided for or permitted to be given hereunder, shall be made in writing and shall be given (and shall be deemed to have been duly given upon receipt) by personal hand-delivery, by facsimile transmission, by electronic mail, by mailing the same in a sealed envelope, registered first-class mail, postage prepaid, return receipt requested, or by air courier guaranteeing overnight delivery:

(a)           if to the Company:

Edwards Group Limited

c/o Edwards Vacuum

Crawley Business Quarter, Manor Royal

Crawley, West Sussex RH10 9LW

United Kingdom

Attention: Matthew Taylor, Chief Executive Officer

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Adam Ramsey, Legal Director
Telephone: + 44 (0) 1293 528 844
Facsimile No.: + 44 (0) 1293 528 884

Email Address:	matthew.taylor@edwardsvacuum.com
adam.ramsey@edwardsvacuum.com

(b)           if to CCMP:

CCMP Capital Advisors, LLC

245 Park Avenue, 16th Floor

New York, NY 10167

United States

Attention: Richard G. Jansen, Managing Director and General Counsel
Telephone: + 1 212 600 9600
Facsimile No.: + 1 212 599 3481

Email Address: richard.jansen@ccmpcapital.com

(c)           if to Unitas:

Unitas Capital Investors (Cayman) Ltd.

St. George’s Building, 14th Floor

2 Ice House Street

Hong Kong

Attention: Simon Bell, Director
Telephone: + 852 2533 1839
Facsimile No.: + 852 2868 5551

Email Address: simon.bell@unitascapital.com

(d)           if to any other Eligible Shareholder, to the mailing address, facsimile or electronic mailing address opposite such Eligible Shareholder’s name on Schedule A hereto or the Joinder Agreement executed by such Eligible Shareholder, as applicable.

Each Shareholder, by written notice given to the Company in accordance with this Section 5.3, may change the address to which notices, other communications or documents are to be sent to such Shareholder.

Section 5.4            Successors, Assigns and Transferees. (a) Each party may assign all or a portion of its rights hereunder to any Person to which such party transfers, directly or indirectly, its ownership of all or any of its Registrable Securities; provided that (i) no such assignment shall be binding upon or obligate the Company to any such assignee unless and until the Company shall have received notice of such assignment as herein provided and a written agreement of the assignee to be bound by the provisions of this Agreement, (ii) the rights described under Section 2.1 shall not transfer to any Person unless such Person (A) is a Permitted Transferee of the Shareholder transferring such rights, or (B) beneficially owns at least thirty-three and one-third percent (33 1/3%) of the Registrable Securities of the Company as of the IPO Date, and (iii) the rights described under Article III, and the status of a Shareholder as a “Sponsor” for all purposes of this Agreement, shall not transfer to any Person unless such Person is a Permitted Transferee of the Shareholder transferring such rights.

(b)           The terms and provisions of this Agreement shall be binding on and inure to the benefit of each of the parties hereto and their respective successors. Nothing in this Agreement, express or implied, is intended or shall be construed to confer upon any Person not a party hereto (other than each

28

other Person entitled to indemnity or contribution under Section 2.9) any right, remedy or claim under or by virtue of this Agreement.

Section 5.5            Governing Law; Service of Process; Consent to Jurisdiction. (a) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE PROVISIONS, POLICIES OR PRINCIPLES THEREOF RELATING TO CHOICE OR CONFLICT OF LAWS.

(b)           To the fullest extent permitted by applicable law, each party hereto (i) agrees that any claim, action or proceeding by such party seeking any relief whatsoever arising out of, or in connection with, this Agreement or the transactions contemplated hereby shall be brought only in the United States District Court for the Southern District of New York and the courts of the State of New York located in the Borough of Manhattan and not in any other State or Federal court in the United States of America or any court in any other country, (ii) agrees to submit to the exclusive jurisdiction of such courts located in the State of New York for purposes of all legal proceedings arising out of, or in connection with, this Agreement or the transactions contemplated hereby, and (iii) irrevocably waives any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. In addition, each party hereto agrees that service of any process, summons, notice or document by U.S. Registered Mail to such party’s respective address set forth above shall be effective service of process for any action in New York with respect to any matters to which it has submitted to jurisdiction hereunder.

Section 5.6            Severability. Whenever possible, each provision or portion of any provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or portion of any provision in such jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained therein.

Section 5.7            Amendment; Waiver.

(a)           This Agreement may not be amended or modified and waivers and consents to departures from the provisions hereof may not be given, except by an instrument or instruments in writing making specific reference to this Agreement and signed by the Company and the holders of a majority of Registrable Securities then outstanding; provided that any amendment that disproportionately adversely affects the Management Shareholders as compared to the Sponsors (taking into account and considering the rights and obligations of the parties hereunder prior to any such amendment or modification) shall require the consent of the Management Shareholders holding a majority of the Equity Securities held by all Management Shareholders at that time. Each Sponsor and Management Shareholder shall be bound by any amendment, modification, waiver or consent authorized by this Section 5.7(a).

(b)           The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a further or continuing waiver of such breach or as a waiver of any other or subsequent breach. Except as otherwise expressly provided herein, no failure on the part of any party to exercise, and no delay in exercising, any right, power or remedy hereunder, or otherwise available in respect hereof at law or in equity, shall operate as a waiver thereof, nor shall any single or partial exercise of such right, power or remedy by such party preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

29

Section 5.8            Conflict with the Articles.  If there is any discrepancy between any provision of this Agreement and any provision of the Articles, the provisions of this Agreement shall prevail as between the Shareholders only and the Shareholders shall procure that the Articles are amended promptly, to the extent permitted by applicable law, in order to conform with this Agreement.

Section 5.9            Counterparts. This Agreement may be executed in any number of separate counterparts and by the parties hereto in separate counterparts each of which when so executed shall be deemed to be an original and all of which together shall constitute one and the same agreement. Signature pages delivered electronically in .pdf format or by facsimile shall be considered binding.

[Remainder of page intentionally left blank.]

30

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed as of the date first written above.

EDWARDS GROUP LIMITED

By:
Name:
Title:

[ SIGNATURE PAGE TO EDWARDS GROUP LIMITED SHAREHOLDERS’ AGREEMENT ]

CCMP CAPITAL INVESTORS II (AV-3), L.P.

By:	CCMP Capital Associates, L.P.,
its general partner

By:	CCMP Capital Associates GP, LLC,
its general partner

By:
Name:
Title:

[ SIGNATURE PAGE TO EDWARDS GROUP LIMITED SHAREHOLDERS’ AGREEMENT ]

CCMP CAPITAL INVESTORS (CAYMAN) II, L.P.

By:	CCMP Capital Associates, L.P.,
its general partner

By:	CCMP Capital Associates GP, LLC,
its general partner

By:
Name:
Title:

[ SIGNATURE PAGE TO EDWARDS GROUP LIMITED SHAREHOLDERS’ AGREEMENT ]

UNITAS CAPITAL INVESTORS (CAYMAN) LTD.

By:
Name:
Title:

[ SIGNATURE PAGE TO EDWARDS GROUP LIMITED SHAREHOLDERS’ AGREEMENT ]

Name: SIAMEK ABBASZADEH

[ SIGNATURE PAGE TO EDWARDS GROUP LIMITED SHAREHOLDERS’ AGREEMENT ]

Name: CAROLINE ANN ALLISON

[ SIGNATURE PAGE TO EDWARDS GROUP LIMITED SHAREHOLDERS’ AGREEMENT ]

Name: MICHAEL ALLISON

[ SIGNATURE PAGE TO EDWARDS GROUP LIMITED SHAREHOLDERS’ AGREEMENT ]

Name: SCOTT DAVID BALAGUER

[ SIGNATURE PAGE TO EDWARDS GROUP LIMITED SHAREHOLDERS’ AGREEMENT ]

Name: FINBARR PETER CROWLEY

[ SIGNATURE PAGE TO EDWARDS GROUP LIMITED SHAREHOLDERS’ AGREEMENT ]

Name: WOLFGANG BINDER

[ SIGNATURE PAGE TO EDWARDS GROUP LIMITED SHAREHOLDERS’ AGREEMENT ]

Name: GEOFFREY LEONARD BROWN

[ SIGNATURE PAGE TO EDWARDS GROUP LIMITED SHAREHOLDERS’ AGREEMENT ]

Name: MICHAEL P. BROWN

[ SIGNATURE PAGE TO EDWARDS GROUP LIMITED SHAREHOLDERS’ AGREEMENT ]

Name: CHARLES CLARK

[ SIGNATURE PAGE TO EDWARDS GROUP LIMITED SHAREHOLDERS’ AGREEMENT ]

Name: NICOLA ANN CLARK

[ SIGNATURE PAGE TO EDWARDS GROUP LIMITED SHAREHOLDERS’ AGREEMENT ]

Name: MICHELE CROWLEY

[ SIGNATURE PAGE TO EDWARDS GROUP LIMITED SHAREHOLDERS’ AGREEMENT ]

Name: MICHELLE DOLLY-HUNTON

[ SIGNATURE PAGE TO EDWARDS GROUP LIMITED SHAREHOLDERS’ AGREEMENT ]

Name: MILES FIRTH

[ SIGNATURE PAGE TO EDWARDS GROUP LIMITED SHAREHOLDERS’ AGREEMENT ]

Name: MALCOLM JOHN FORREST

[ SIGNATURE PAGE TO EDWARDS GROUP LIMITED SHAREHOLDERS’ AGREEMENT ]

Name: AYANO FORREST

[ SIGNATURE PAGE TO EDWARDS GROUP LIMITED SHAREHOLDERS’ AGREEMENT ]

THE JAMES F. GENTILCORE REVOCABLE TRUST

By:	James Gentilcore and Hannah Gentilcore,
as trustees

By:
Name:

[ SIGNATURE PAGE TO EDWARDS GROUP LIMITED SHAREHOLDERS’ AGREEMENT ]

Name: DAVID GREEN

[ SIGNATURE PAGE TO EDWARDS GROUP LIMITED SHAREHOLDERS’ AGREEMENT ]

Name: YUMIKO GREEN

[ SIGNATURE PAGE TO EDWARDS GROUP LIMITED SHAREHOLDERS’ AGREEMENT ]

Name: MARK GREEN

[ SIGNATURE PAGE TO EDWARDS GROUP LIMITED SHAREHOLDERS’ AGREEMENT ]

Name: JODIE HAGUE

[ SIGNATURE PAGE TO EDWARDS GROUP LIMITED SHAREHOLDERS’ AGREEMENT ]

Name: GARETH VALENTINE HARTE

[ SIGNATURE PAGE TO EDWARDS GROUP LIMITED SHAREHOLDERS’ AGREEMENT ]

Name: NICHOLAS HASTE

[ SIGNATURE PAGE TO EDWARDS GROUP LIMITED SHAREHOLDERS’ AGREEMENT ]

Name: TAMSIN VICTORIA HASTE

[ SIGNATURE PAGE TO EDWARDS GROUP LIMITED SHAREHOLDERS’ AGREEMENT ]

Name: HEINZ HOLSTEN

[ SIGNATURE PAGE TO EDWARDS GROUP LIMITED SHAREHOLDERS’ AGREEMENT ]

Name: MARK CHRISTOPHER HOPE

[ SIGNATURE PAGE TO EDWARDS GROUP LIMITED SHAREHOLDERS’ AGREEMENT ]

Name: HONG KAI HUANG

[ SIGNATURE PAGE TO EDWARDS GROUP LIMITED SHAREHOLDERS’ AGREEMENT ]

Name: RODNEY HUGHES

[ SIGNATURE PAGE TO EDWARDS GROUP LIMITED SHAREHOLDERS’ AGREEMENT ]

Name: NIGEL DAVID HUNTON

[ SIGNATURE PAGE TO EDWARDS GROUP LIMITED SHAREHOLDERS’ AGREEMENT ]

Name: ANTHONY KEY

[ SIGNATURE PAGE TO EDWARDS GROUP LIMITED SHAREHOLDERS’ AGREEMENT ]

Name: ANNE MARIE KEY

[ SIGNATURE PAGE TO EDWARDS GROUP LIMITED SHAREHOLDERS’ AGREEMENT ]

Name: JOUNG CHO KIM

[ SIGNATURE PAGE TO EDWARDS GROUP LIMITED SHAREHOLDERS’ AGREEMENT ]

Name: RONALD KRISANDA

[ SIGNATURE PAGE TO EDWARDS GROUP LIMITED SHAREHOLDERS’ AGREEMENT ]

Name: IAIN MICHAEL LARKINS

[ SIGNATURE PAGE TO EDWARDS GROUP LIMITED SHAREHOLDERS’ AGREEMENT ]

Name: SARAH LOUISE LARKINS

[ SIGNATURE PAGE TO EDWARDS GROUP LIMITED SHAREHOLDERS’ AGREEMENT ]

Name: NEIL ANTHONY LAVENDER JONES

[ SIGNATURE PAGE TO EDWARDS GROUP LIMITED SHAREHOLDERS’ AGREEMENT ]

Name: SUNG MIN LEE

[ SIGNATURE PAGE TO EDWARDS GROUP LIMITED SHAREHOLDERS’ AGREEMENT ]

Name: LILI LIU

[ SIGNATURE PAGE TO EDWARDS GROUP LIMITED SHAREHOLDERS’ AGREEMENT ]

Name: DAWN LESLEY MACKAY

[ SIGNATURE PAGE TO EDWARDS GROUP LIMITED SHAREHOLDERS’ AGREEMENT ]

Name: IAN MACKAY

[ SIGNATURE PAGE TO EDWARDS GROUP LIMITED SHAREHOLDERS’ AGREEMENT ]

Name: ROBERT IAN MACKAY

[ SIGNATURE PAGE TO EDWARDS GROUP LIMITED SHAREHOLDERS’ AGREEMENT ]

Name: ANDREW MARSH

[ SIGNATURE PAGE TO EDWARDS GROUP LIMITED SHAREHOLDERS’ AGREEMENT ]

Name: NAOKI MATSUBA

[ SIGNATURE PAGE TO EDWARDS GROUP LIMITED SHAREHOLDERS’ AGREEMENT ]

Name: ALEXANDER JAMES ELLIS ORMROD

[ SIGNATURE PAGE TO EDWARDS GROUP LIMITED SHAREHOLDERS’ AGREEMENT ]

Name: LESLEY ANN ORMROD

[ SIGNATURE PAGE TO EDWARDS GROUP LIMITED SHAREHOLDERS’ AGREEMENT ]

Name: LEWIS JOHN CHAPMAN ORMROD

[ SIGNATURE PAGE TO EDWARDS GROUP LIMITED SHAREHOLDERS’ AGREEMENT ]

Name: STEPHEN ELLIS ORMROD

[ SIGNATURE PAGE TO EDWARDS GROUP LIMITED SHAREHOLDERS’ AGREEMENT ]

Name: JOHN O’SULLIVAN

[ SIGNATURE PAGE TO EDWARDS GROUP LIMITED SHAREHOLDERS’ AGREEMENT ]

Name: ANIL PATEL

[ SIGNATURE PAGE TO EDWARDS GROUP LIMITED SHAREHOLDERS’ AGREEMENT ]

Name: ANITABEN A. PATEL

[ SIGNATURE PAGE TO EDWARDS GROUP LIMITED SHAREHOLDERS’ AGREEMENT ]

Name: MICHAEL PERCY

[ SIGNATURE PAGE TO EDWARDS GROUP LIMITED SHAREHOLDERS’ AGREEMENT ]

Name: JAMES PUMFREY

[ SIGNATURE PAGE TO EDWARDS GROUP LIMITED SHAREHOLDERS’ AGREEMENT ]

Name: THOMAS RUSSELL PUMFREY

[ SIGNATURE PAGE TO EDWARDS GROUP LIMITED SHAREHOLDERS’ AGREEMENT ]

Name: VANESSA HELEN PUMFREY

[ SIGNATURE PAGE TO EDWARDS GROUP LIMITED SHAREHOLDERS’ AGREEMENT ]

Name: DOUGLAS RABBETT-BROWN

[ SIGNATURE PAGE TO EDWARDS GROUP LIMITED SHAREHOLDERS’ AGREEMENT ]

Name: SUSAN CAROLINE RABBETT

[ SIGNATURE PAGE TO EDWARDS GROUP LIMITED SHAREHOLDERS’ AGREEMENT ]

Name: ADAM RAMSAY

[ SIGNATURE PAGE TO EDWARDS GROUP LIMITED SHAREHOLDERS’ AGREEMENT ]

Name: ADELE RAMSAY

[ SIGNATURE PAGE TO EDWARDS GROUP LIMITED SHAREHOLDERS’ AGREEMENT ]

Name: PAUL LAWSON RAWLINGS

[ SIGNATURE PAGE TO EDWARDS GROUP LIMITED SHAREHOLDERS’ AGREEMENT ]

Name: CHRISTINE REEVE

[ SIGNATURE PAGE TO EDWARDS GROUP LIMITED SHAREHOLDERS’ AGREEMENT ]

Name: MICHAEL REEVE

[ SIGNATURE PAGE TO EDWARDS GROUP LIMITED SHAREHOLDERS’ AGREEMENT ]

Name: DAVID MILES SMITH

[ SIGNATURE PAGE TO EDWARDS GROUP LIMITED SHAREHOLDERS’ AGREEMENT ]

Name: JUDITH CAROLINE SMITH

[ SIGNATURE PAGE TO EDWARDS GROUP LIMITED SHAREHOLDERS’ AGREEMENT ]

Name: IAN STONES

[ SIGNATURE PAGE TO EDWARDS GROUP LIMITED SHAREHOLDERS’ AGREEMENT ]

Name: LEANNE STONES

[ SIGNATURE PAGE TO EDWARDS GROUP LIMITED SHAREHOLDERS’ AGREEMENT ]

Name: MATTHEW GORDON ROBERT TAYLOR

[ SIGNATURE PAGE TO EDWARDS GROUP LIMITED SHAREHOLDERS’ AGREEMENT ]

Name: LYNSEY VICTORIA UDELL

[ SIGNATURE PAGE TO EDWARDS GROUP LIMITED SHAREHOLDERS’ AGREEMENT ]

Name: MARINELLA VARALLO

[ SIGNATURE PAGE TO EDWARDS GROUP LIMITED SHAREHOLDERS’ AGREEMENT ]

Name: JAN VYMAZAL

[ SIGNATURE PAGE TO EDWARDS GROUP LIMITED SHAREHOLDERS’ AGREEMENT ]

Name: MICHAEL WILSON

[ SIGNATURE PAGE TO EDWARDS GROUP LIMITED SHAREHOLDERS’ AGREEMENT ]

Name: SHELIA WILSON

[ SIGNATURE PAGE TO EDWARDS GROUP LIMITED SHAREHOLDERS’ AGREEMENT ]

Name: JASON JIAN XU

[ SIGNATURE PAGE TO EDWARDS GROUP LIMITED SHAREHOLDERS’ AGREEMENT ]

Name: TECK YEOW YEO

[ SIGNATURE PAGE TO EDWARDS GROUP LIMITED SHAREHOLDERS’ AGREEMENT ]

Schedule A

Management Shareholders

Siamek Abbaszadeh

Caroline Ann Allison

Michael Allison

Scott David Balaguer

Finbarr Peter Crowley

Wolfgang Binder

Geoffrey Leonard Brown

Michael P. Brown

Charles Clark

Nicola Ann Clark

Michele Crowley

Michelle Dolly-Hunton

Miles Firth

Malcolm John Forrest

Ayano Forrest

James Gentilcore and Hannah Gentilcore, as Trustees of the James F. Gentilcore Revocable Trust

David Green

Yumiko Green

Mark Green

Jodie Hague

Gareth Valentine Harte

Nicholas Haste

Tamsin Victoria Haste

Heinz Holsten

Mark Christopher Hope

Hong Kai Huang

Rodney Hughes

Nigel David Hunton

Anthony Key

Anne Marie Key

Joung Cho Kim

Ronald Krisanda

Iain Michael Larkins

Sarah Louise Larkins

Neil Anthony Lavender Jones

Sung Min Lee

Lili Liu

Dawn Lesley Mackay

Ian Mackay

Robert Ian Mackay

Andrew Marsh

Naoki Matsuba

Alexander James Ellis Ormrod

Lesley Ann Ormrod

Lewis John Chapman Ormrod

Stephen Ellis Ormrod

John O’Sullivan

Anil Patel

Anitaben A. Patel

Michael Percy

James Pumfrey

Thomas Russell Pumfrey

Vanessa Helen Pumfrey

Douglas Rabbett-Brown

Susan Caroline Rabbett

Adam Ramsay

Adele Ramsay

Paul Lawson Rawlings

Christine Reeve

Michael Reeve

David Miles Smith

Judith Caroline Smith

Ian Stones

Leanne Stones

Matthew Gordon Robert Taylor

Lynsey Victoria Udell

Marinella Varallo

Jan Vymazal

Michael Wilson

Shelia Wilson

Jason Jian Xu

Teck Yeow Yeo

[ SIGNATURE PAGE TO EDWARDS GROUP LIMITED SHAREHOLDERS’ AGREEMENT ]

Exhibit A

Joinder Agreement

This Joinder Agreement (this “Joinder Agreement”) is made as of the date written below by the undersigned (the “Joining Party”) in accordance with the Shareholders’ Agreement, dated as of [•] (the “Shareholders’ Agreement”), among CCMP, Unitas, the Management Shareholders and certain other Persons named therein, as the same may be amended from time to time.  Capitalized terms used, but not defined, herein shall have the meaning ascribed to such terms in the Shareholders’ Agreement.

The Joining Party hereby acknowledges, agrees and confirms that it has received and read the Shareholders’ Agreement and by its execution of this Joinder Agreement, shall be deemed to be a party to such Shareholders’ Agreement and an “Eligible Shareholder” (as used therein), and shall have all the rights and obligations incidental thereto. For the avoidance of doubt, the Joining Party shall in no case be deemed to be a “Sponsor” (as used in the Shareholders’ Agreement), unless the Joining Party is a Permitted Transferee of the Sponsor, in accordance with the terms of Section 5.6(a) of the Shareholders’ Agreement.

This Joinder Agreement shall take effect and shall become an integral part of the Shareholders’ Agreement immediately upon execution by the Joining Party and delivery to the Company of this Joinder Agreement, and the execution of this Joinder Agreement by the Company, confirming the due admission of the Joining Party.

Notwithstanding the place where this Joinder Agreement may be executed by the Joining Party, the Joining Party expressly agrees that all terms and provisions hereof shall be construed in accordance with and governed by the laws of the State of New York, without giving effect to any applicable principles of conflicts of laws that would cause the laws of another state to otherwise govern this Joinder Agreement.

IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of the date written below.

Date: ,

[NAME OF JOINING PARTY]

By:
Name:
Title:
Address for Notices:

AGREED ON THIS [      ] day of [                  ], 20[  ]:

EDWARDS GROUP LIMITED

By:
Name:
Title: